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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-54047



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                                                           January 15, 2004
                                                                  SUPPLEMENT
[MORGAN STANLEY LOGO OMITTED]
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                       SUPPLEMENT DATED JANUARY 15, 2004

                             TO THE PROSPECTUS OF

               MORGAN STANLEY SELECT DIMENSION INVESTMENT SERIES

                              Class X and Class Y

                               Dated May 1, 2003


   The section of the Prospectus titled "Portfolio Management" hereby is revised as follows:


         The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, James O. Roeder, an Executive Director of the Investment Manager, Thomas Bastian and Sergio Marchelli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, a Senior Associate of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

         The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, Managing Director of the Investment Manager and Alison E. Williams, Executive Director of the Investment Manager.

         The Capital Opportunities Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.